SUPPLEMENT TO THE
FIDELITY INSTITUTIONAL MONEY MARKET FUNDS

Funds of Fidelity Colchester Street Trust

May 24, 2003

STATEMENT OF ADDITIONAL INFORMATION

Domestic Portfolio has been renamed Prime Money Market Portfolio. All references to Domestic Portfolio throughout this statement of additional information should be replaced with Prime Money Market Portfolio.

The paragraph titled "Domestic Issuer" has been removed from the "Investment Policies and Limitations" section on page 10.

The following information supplements the similar information in the "Management Contracts" section on page 34.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States and Canada. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

IMMB-03-03 October 10, 2003
1.480584.108